Exhibit 10.2



Agreed terms document under the joint venture shareholders' agreement dated [14] OcTOber 2005 among Baltic Petroleum (E&P) Limited, Siberian Energy Group Inc. and Zauralneftegaz Limited

                           DATED 9TH NOVEMBER  2005







                            BALTIC PETROLEUM LIMITED

                                       AND

                             CASPIAN FINANCE LIMITED

                                       AND

                               OOO ZAURALNEFTEGAZ






                                DEED OF NOVATION






[NOTE: THIS DEED OF NOVATION MUST BE EXECUTED IMMEDIATELY PRIOR TO THE NEW LOAN AGREEMENT BEING EXECUTED]

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THIS  DEED  OF  NOVATION  is  made  on  9th November 2005.

PARTIES:

BALTIC  PETROLEUM  LIMITED,  a  company  incorporated in England and Wales under
--------------------------
company number 05303991 and whose registered office is at 18b Charles Street, London W1J 5DU, United Kingdom("BP");

CASPIAN  FINANCE  LIMITED,  a  company  incorporated  in England and Wales under
-------------------------
company number 5530897 and whose registered office is at c/o Salans, Millennium Bridge House, 2 Lambeth Hill, London EC4V 2AJ, United Kingdom ("CASPIAN"); and

OOO  ZAURALNEFTEGAZ,  a limited liability company incorporated under the laws of
-------------------
Russian Federation under the main state registration number (ORGN) 1024500513950, located at 27 Lenin Street, Kurgan, 640000, Kurgan Oblast, Russian Federation ("ZNG").

WHEREAS:

(A) By a Loan Agreement dated 28 April 2005 (the "LOAN AGREEMENT") between BP and ZNG, BP, as amended by a deed of amendment thereto dated 16 August 2005, agreed to make a loan facility of up to US$1,441,328 available to ZNG upon the terms and conditions therein contained.

(B) ZNG has agreed, with effect from the date hereof, to release and discharge BP from its obligations under the Loan Agreement upon the terms that Caspian undertakes, with effect from the date hereof, to perform BP's obligations under the Loan Agreement and to be bound by the terms of the Loan Agreement.

IT  IS  THEREFORE  AGREED  AS  FOLLOWS:

1.   NOVATION

1.1 BP hereby novates and transfers to Caspian all of its rights and obligations under the Loan Agreement. References to BP in the Loan Agreement shall be read as references to Caspian.

1.2 Caspian undertakes to perform BP's obligations under the Loan Agreement and to be bound by the terms and conditions of the Loan Agreement in every way as if Caspian were a party to the Loan Agreement in place of BP.

1.3 ZNG hereby consents to the said novation and transfer and releases and discharges BP from all claims and demands whatever in respect of the Loan Agreement and accepts the liability of Caspian under the Loan Agreement in place of the liability of BP. ZNG agrees to be bound by the terms of the Loan Agreement in every way as if Caspian were named in the Loan Agreement as a party in place of BP.

2.   LAW  AND  JURISDICTION

     This Deed shall be governed by and construed in accordance with English Law.

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3.   COUNTERPARTS

     This Deed may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when executed and delivered, shall constitute an original, but all the counterparts together shall constitute but one and the same instrument. IN WITNESS whereof the parties hereto have caused this Deed to be executed and delivered as a Deed on the day and year first above written:


EXECUTED as a DEED by               )
BALTIC PETROLEUM LIMITED            )
acting by a Director and            )
a Director/Secretary                )

                                     /s/ James Charles Pockney
                                     --------------------------------
                                     Director

                                     /s/ James Mark Colin Gilchrist
                                     --------------------------------
                                     Secretary


EXECUTED as a DEED by               )
CASPIAN FINANCE LIMITED             )
acting by a Director and            )
a Director/Secretary                )

                                     /s/ Simon Escott
                                     --------------------------------
                                     Director

                                     /s/ James Mark Colin Gilchrist
                                     --------------------------------
                                     Secretary


EXECUTED as a DEED by
OOO ZAURALNEFTEGAZ

Signed:   /s/ Oleg Zhuravlev

Name (print): Oleg Zhuravlev

Position:

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